STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-1

Distribution Number	14
Beginning Date of Accrual Period	20-Jun-02
End Date of Accrual Period	21-Jul-02
Distribution Date	22-Jul-02
Previous Distribution Date	20-Jun-02

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements 19,583,451.49
Principal Collections	15,119,005.34
Collections of Interest (net of servicing fee)	4,239,057.32
Servicing Fee	225,388.83
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	19,583,451.49
Interest Paid to Certificates	786,303.64
Principal Paid to Certificates	15,621,973.52
Equity Certificate	2,949,785.50
Servicing Fee	225,388.83

Balance Reconciliation

Begin Principal Balance	540,933,185.67
Principal Collections (including repurchases)	15,119,005.34
Charge off Amount	502,968.18
End Principal Balance	525,311,212.15

Collateral Performance
Cash Yield (% of beginning balance)	9.90%
Charge off Amount (% of beginning balance)	1.12%
Net Yield	8.79%

Delinquent Loans
30-59 days principal balance of loan	18,779,193.57
30-59 days number of loans	218
60-89 days principal balance of loan	2,763,065.78
60-89 days number of loans	36
90+ days principal balance of loan	12,701,499.25
90+ days number of loans	137

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	6,450
Number of HEL outstanding (EOP)	6,286
Book value of real estate acquired through foreclosure/grant of deed 3,589,312.79
Number of Loans that went into REO	9
Principal Balance of Loans that went into REO	925,383.52

Overcollateralization
Begin OC Amount	132,046,329.73
OC Release Amount	0.00
Extra Principal Distribution Amount	-
End OC Amount	132,046,329.73

Target OC Amount	131,400,401.25
Interim OC Amount	131,543,361.55
Interim OC Deficiency	-

Monthly Excess Cashflow	2,949,785.50

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance 54.87%

Interest Calculations
1 month LIBOR	1.83875%
Class A Formula Rate (1 mo Libor plus 29bps)	2.12875%
Class A Pass-Through Rate	2.12875%
Class M Formula Rate (1 mo Libor plus 55bps)	2.38875%
Class M Pass-Through Rate	2.38875%
Available Funds Cap	10.95160%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	22.875534
2. Principal Distribution per $1,000	21.796036
3. Interest Distribution per $1,000	1.079498

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	2.12875%
2. Days in Accrual Period	32

3. Class A Interest Due	670,551.72
4. Class A Interest Paid	670,551.72

5. Class A Interest Carry Forward Amount Paid	0.00
6. Class A Supplemental Interest Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	354,372,608.48
2. Class A Principal Due	13,539,043.72
3. Class A Principal Paid	13,539,043.72
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A Unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	340,833,564.76

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP 0.5486961
8. Class A Certificate Balance as a % of the Pool Balance, EOP 0.6488222

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	23.008390
2. Principal Distribution per $1,000	21.797089
3. Interest Distribution per $1,000	1.211301

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.38875%
2. Days in Accrual Period	32

3. Class M Interest Due	115,751.92
4. Class M Interest Paid	115,751.92

5. Class M Interest Carry Forward Amount Paid	0.00
6. Class M Supplemental Interest Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	54,514,247.46
2. Class M Principal Due	2,082,929.80
3. Class M Principal Paid	2,082,929.80
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	52,431,317.66

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP 0.5486743
8. Class M Certificate Balance as a % of the Pool Balance, EOP 0.0998100